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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): February 27, 2002



                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)



           California                                             33-0061894
(State or Other Jurisdiction of          0-16580                (IRS Employer
         Incorporation)          (Commission File Number)    Identification No.)



                               25111 Arctic Ocean
                              Lake Forest, CA 92630
                    (Address of Principal Executive Offices)


                                 (949) 455-4000
              (Registrant's telephone number, including area code)


                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

         Telenetics Corporation is preparing to hold its 2002 annual meeting of shareholders at 9:30 a.m. on May 15, 2002 at Telenetics' executive offices at 25111 Arctic Ocean, Lake Forest, California 92630. It is anticipated that all holders of Telenetics' outstanding common stock as of March 25, 2002 will be entitled to vote at the annual meeting.

         Telenetics' proxy statement circulated to shareholders in connection with its 2001 annual meeting provided that proposals by shareholders that are intended for inclusion in Telenetics' proxy statement and proxy to be presented at Telenetics' next annual meeting must be received by Telenetics by March 22, 2002 in order to be considered for inclusion in Telenetics' proxy materials. Moreover, the proxy statement pertaining to the 2001 annual meeting of Telenetics provided that, for all other proposals by shareholders to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Telenetics not later than June 5, 2002.

         As a result of the early date established by the board of directors of Telenetics for its 2002 annual meeting, Telenetics hereby notifies its shareholders that proposals by shareholders that are intended for inclusion in Telenetics' proxy statement and proxy to be presented at Telenetics' 2002 annual meeting must now be received by Telenetics by March 5, 2002 in order to be considered for inclusion in Telenetics' proxy materials. Such proposals shall be addressed to Telenetics' Secretary and may be included in the proxy materials for the 2002 annual meeting of Telenetics if they comply with certain rules and regulations of the Securities and Exchange Commission governing shareholder proposals. Additionally, for all other proposals to be timely, a shareholder's notice must be delivered to, or mailed and received at, the principal executive offices of Telenetics no later than March 5, 2002. If a shareholder fails to so notify Telenetics of any such proposal prior to such date, management of Telenetics will be allowed to use their discretionary voting authority with respect to proxies held by management when the proposal is raised at the annual meeting (without any discussion of the matter in Telenetics' proxy statement).

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 27, 2002

                                      TELENETICS CORPORATION

                                      By: /s/ David L. Stone
                                          --------------------------------------
                                          David L. Stone,
                                          Chief Financial Officer and Secretary


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